Exhibit 99.1

EXECUTION VERSION

February 17, 2017

B. Riley Financial, Inc.

21860 Burbank Boulevard, Suite 300 South

Woodland Hills, California 91367

Ladies and Gentlemen:

As a holder of Company Common Stock (as defined below), the undersigned (the “Shareholder”) understands that FBR & Co., a Virginia corporation (the “Company”) and B. Riley Financial, Inc., a Delaware corporation (“BRF”), propose to enter into an Agreement and Plan of Merger, dated as of February 17, 2017 (as it may be from time to time amended, the “Merger Agreement”), providing for, among other things, a merger of the Company with and into BRF, in which each of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) (other than Excluded Shares) will be converted into the right to receive the Merger Consideration. Terms used without definition in this letter agreement shall have the meanings ascribed thereto in the Merger Agreement.

The Shareholder acknowledges that, as an inducement for BRF to enter into the Merger Agreement, BRF has required that the Shareholder enter into this letter agreement and the Shareholder is willing to enter into this letter agreement.

The Shareholder confirms his or her agreement with BRF, and BRF confirms its agreement with the Shareholder, as follows:

1.    As used in this letter agreement, “Shares” means the shares of Company Common Stock which the Shareholder owns of record or beneficially (for the avoidance of doubt, excluding (i) any shares underlying Company Equity Awards exercisable for shares of Company Common Stock, (ii) any shares held solely by any of the Shareholder’s family members, whether or not such shares are included as beneficially owned by the Shareholder in the Company’s most recent annual proxy statement and (iii) any shares held by the Shareholder on behalf of or for the benefit of third parties at any time during the Agreement Period). The Shares are free and clear of all encumbrances, voting arrangements and commitments of every kind, except as would not restrict the performance of the Shareholder’s obligations under this letter agreement. The Shareholder represents and warrants that the Shareholder owns beneficially (as such term is defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or of record and has the sole or shared power to vote or direct the vote of all Shares.

2.    Subject to paragraph 17 of this letter agreement, at every meeting of the shareholders of the Company called, and at every postponement, recess or adjournment thereof, and on every action or approval by written consent of the shareholders of the Company, the Shareholder agrees to vote, or cause to be voted, the Shares (a) in favor of (i) approval of the Merger Agreement and (ii) any other matter that is required to be approved by the shareholders of the Company to facilitate the transactions contemplated by the Merger Agreement, (b) against (i) any proposal made in opposition to adoption of the Merger Agreement or in competition with the Merger, (ii) any Acquisition Proposal and (iii) to the extent that any of the following actions requires a shareholder vote pursuant to applicable Law or any applicable stock exchange rules, any proposal, transaction, agreement, amendment of the Company’s articles of incorporation or bylaws or other action that is intended to or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage consummation of the Merger and (c) as directed by BRF with respect to any postponement, recess, adjournment or other procedural matter at any meeting of the shareholders of the Company relating to any of the matters set forth in the foregoing clauses (a) or (b). Any such vote shall be cast (or consent shall be given) by the Shareholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent). The Shareholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger that the Shareholder may directly or indirectly have by virtue of the ownership of any Shares if the Effective Time occurs.

3.    The Shareholder hereby revokes any and all previous proxies granted with respect to Shares owned of record or beneficially by him or her.

4.    The Shareholder represents and warrants (a) that the Shareholder has duly executed and delivered this letter agreement and has all authority and full legal capacity to enter into this letter agreement and (b) that, assuming the due authorization, execution and delivery of this letter agreement by BRF, this letter agreement is the Shareholder’s legal, valid and binding agreement and is enforceable against the Shareholder in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar Law affecting the enforcement of creditors’ rights generally or by general equitable principles.

5.    The Shareholder further represents and warrants that the execution and delivery of this letter agreement by the Shareholder does not, and the performance of his or her obligations under this letter agreement and the consummation of the transactions to be consummated by him or her as contemplated hereby will not, (a) conflict with or violate any Law applicable to the Shareholder or by which the Shares are bound or affected, (b) result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which the Shareholder or the Shares are bound or affected or (c) require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any governmental entity, agency or official except for (i) applicable requirements, if any, of the Exchange Act, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not to his or her knowledge prevent, impair, delay or adversely affect the performance by the Shareholder of his or her obligations under this letter agreement.

6.    The Shareholder agrees that all representations, terms and conditions of this letter agreement will apply to (and the term “Shares” shall include) shares of Company Common Stock of which the Shareholder acquires record or beneficial ownership after the date hereof and prior to the expiration of the Agreement Period, whether upon the exercise of Company Equity Awards, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance, or as a successor in interest in any capacity or otherwise.

7.    This letter agreement and all obligations of the parties hereunder shall automatically terminate upon the earlier of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms (the period during which this letter agreement is in effect, the “Agreement Period”); provided, however, that (i) this paragraph 7 and paragraphs 11, 12, 13, 14, 15, 18, 19, 20 and 21 hereof shall survive any such termination and (ii) such termination shall not relieve any party of any liability or damages resulting from an intentional and willful material breach, or an intentional and willful material failure to perform, in each case that is the consequence of an act or omission by a party hereto with the knowledge that the taking of, or failure to take, such act would, or would be reasonably expected to, cause a material breach of this letter agreement.

8.    The Shareholder is entering into this letter agreement solely in his or her capacity as a record or beneficial owner of the Shares and nothing herein is intended to or shall limit or affect any actions taken by the Shareholder in his or her capacity as a director or officer of the Company (or a subsidiary of the Company).

9.    The Shareholder hereby authorizes the Company and BRF to publish and disclose in any announcement or disclosure in connection with the Merger and in the Registration Statement (and, as and to the extent otherwise required by securities Laws or the SEC, any other documents or communications filed or furnished by the Company or BRF with any Governmental Entity or to securityholders of the Company) the Shareholder’s identity and ownership of the Shares and the nature of the Shareholder’s obligations under this letter agreement and, if deemed appropriate by the Company or BRF, a copy of this letter agreement. The Shareholder will promptly provide any information reasonably requested by the Company or BRF for any regulatory application or filing made or approval sought in connection with the Merger or any transactions contemplated by the Merger Agreement (including filings with the SEC).

10.    The Shareholder agrees that, prior to the expiration of the Agreement Period, the Shareholder shall not take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing, impairing, delaying or adversely affecting the performance by the Shareholder of his or her obligations under this letter agreement other than to a de minimis extent. The Shareholder agrees, without further consideration, to execute and deliver such additional documents and to take such further actions as necessary and reasonably requested by BRF to confirm and assure the rights and obligations set forth in this letter agreement.

11.

(a)    THIS LETTER AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.

(b)    Each of the parties hereto agrees that it shall bring any action or proceeding in respect of any claim arising under or relating to this letter agreement or the transactions contemplated by this letter agreement exclusively in the Chosen Courts and, solely in connection with such claims, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to the laying of venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party to this letter agreement and (iv) agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in paragraph 13 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

12.    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING UNDER OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS LETTER AGREEMENT. EACH PARTY HEREBY ACKNOWLEDGES AND CERTIFIES (I) THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO

ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) IT MAKES THIS WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS LETTER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH 12.

13.    All notices, requests, instructions or other communications or documents to be given or made hereunder by any party to the other party to this letter agreement shall be in writing and (a) served by personal delivery upon the party for whom it is intended, (b) by a nationally recognized overnight courier service upon the party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested, or (d) sent by facsimile or email, provided that the transmission of the facsimile or email is promptly confirmed by telephone and is followed up within one Business Day by dispatch pursuant to one of the other methods described herein, if to the Shareholder, to the address, facsimile number or email address, as applicable, of the Company, in accordance with Section 9.6 of the Merger Agreement, and, if to BRF, in accordance with Section 9.6 of the Merger Agreement, or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

14.    This letter agreement shall not be assignable by operation of law or otherwise. Any purported assignment in violation of this letter agreement is void.

15.    The Shareholder recognizes and acknowledges that a breach of any covenants or agreements contained in this letter agreement will cause BRF to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore the Shareholder agrees that in the event of any such breach, BRF shall be entitled to specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which BRF may be entitled, at law or in equity. It is accordingly agreed that BRF shall be entitled to an injunction or injunctions to prevent breaches of this letter agreement and to enforce specifically the terms and provisions of this letter agreement in any court of the United States or any state having jurisdiction.

16.    The effectiveness of this letter agreement shall be conditioned upon the execution and delivery of the Merger Agreement by the parties thereto.

17.    The Shareholder agrees (and agrees to cause any entities or persons under his or her control) not to (a) offer for sale, sell, transfer, tender, pledge, encumber, assign, gift or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise), or either voluntarily or involuntarily enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment, gift or other disposition of any of the Shares (each, a “Transfer”) or (b) except as set forth herein, either voluntarily or involuntarily enter into any voting arrangement, whether by proxy, voting agreement, voting trust or otherwise, with respect to the Shares and shall not commit or agree to take any of the foregoing actions; provided, that the foregoing shall not prohibit the Shareholder from (i) Transferring Shares to the Company in connection with the vesting, settlement or exercise of Company Equity Awards or the payment of taxes thereon or (ii) Transferring Shares to trusts or other entities controlled by the Shareholder for estate planning purposes so long as the Shareholder maintains exclusive voting power over such Shares and the recipient of such Shares executes and delivers a joinder to this letter agreement whereby such recipient becomes bound by the terms of this letter agreement. In furtherance of the foregoing, the Shareholder hereby authorizes and instructs the Company to instruct its transfer agent to enter a stop transfer order with respect to any Transfer of all of the Shares. For purposes of this Section 17, “control,” when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities or by Contract or otherwise, and the terms “controlling” and “controlled by” have correlative meanings to the foregoing.

18.    BRF acknowledges and agrees that nothing in this letter agreement shall be deemed to vest in BRF any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Shareholder, and BRF shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Shareholder in the voting of any of the Shares, except as otherwise expressly provided herein.

19.    Any provision of this letter agreement may be (a) waived in whole or in part in writing by the party benefited by the provision or by all parties or (b) amended or modified at any time by an agreement in writing among the parties hereto executed in the same manner as this letter agreement.

20.    The Merger Agreement (including any exhibits thereto) and this letter agreement (including the documents and instruments referred to herein) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all prior agreements, understandings and representations and warranties, whether oral or written, with respect to such matters.

21.    This letter agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this letter agreement.

22.    The provisions of this letter agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this letter agreement. If any provision of this letter agreement, or the application of such provision to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this letter agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

Please confirm that the foregoing correctly states the understanding among the undersigned and you by signing and returning to a counterpart hereof.

Very truly yours,

SHAREHOLDER

By:
Name:

Accepted and agreed as of the date set forth above.

B. RILEY FINANCIAL, INC.

By:
Name:	Bryant R. Riley
Title:	Chief Executive Officer